EXHIBIT 99.1
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JONES LANG LASALLE - PAGE 1:



                             JONES LANG LASALLE


                   William Blair & Co. Investor Conference




[ Jones Lang LaSalle Logo ]


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JONES LANG LASALLE - PAGE - 2:




                                 OUR VISION


   ----------------------------------------------------------------------

          To be the chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

   ----------------------------------------------------------------------




                  WE ARE:                              WE ARE NOT:

      . A global firm operating across           . Asset intensive
        more than 100 markets

      . Service provider to real estate          . A REIT or a direct
        occupiers and investors                    owner of real estate

      . Investment/fund manager for
        institutions investing in real estate

      . Client-relationship oriented

      . Strong cash-flow business model






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JONES LANG LASALLE - PAGE - 3:




                            FINANCIAL HIGHLIGHTS



      . 2003 net income $36.1 million and EPS $1.12 per share vs. 2002 net income $27.1 million and EPS $0.85 per share



      . $88 million net debt repayment in 2003; $124 million in past two years



      .     Strong Cash Flow Business Model

            -     EBITDA of $99 million in 2003; $91 million in 2002

            -     2003 Free Cash Flow $2.80 per share vs.
                  2002 Free Cash Flow $1.50 per share (1)

            -     Debt Ratings:  S&P BBB- / Moody's Ba1

            -     Ratios:

                  -     Interest Coverage = 5.5 (EBITDA/Interest Expense)
                        (1)

                  -     Leverage = 1.5 (Net Debt/EBITDA) (1)



      .     Reduced tax rate; 42% in 2001 to 28% in 2003





      (1)   See Appendix 3 for explanation of EBITDA, Free Cash Flow and
            Net Debt.






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JONES LANG LASALLE - PAGE - 4:




                               OUR VALUE MODEL

                Performing Consistently and Maximizing Growth



                               VALUE CREATION
                               --------------

                              .     Clients

                              .     Employees

                              .     Shareholders



                                VALUE DRIVERS
                                -------------

                        .     Integrated Global Services

                        .     Research

                        .     Account Management

                        .     Operational Excellence

                        .     Strong Brand



 [Graphic indicating - Occupiers and Investors encircling and indicating - ]


      REAL ESTATE                          REAL ESTATE
      OCCUPIER SERVICES                    MONEY MANAGEMENT

      -     Outsourcing                    -     Global Investment
      -     Tenant Representation                Capability
      -     Facilities Management          -     Institutional/Retail
      -     Project & Development                Capital
            Services                       -     Direct and Indirect
      -     Consulting                           Vehicles
                                           -     Private & Public
                                           -     Income, Value-Add &
                                                 Opportunistic Investments


      REAL ESTATE CAPITAL MARKETS          REAL ESTATE INVESTOR SERVICES

      -     Investment Banking             -     Leasing
      -     Corporate Finance              -     Property Management
      -     Acquisitions & Dispositions    -     Project &
      -     Financial Restructuring              Development Services
      -     Debt & Equity Raising          -     Consulting
      -     Hotel Advisory                 -     Valuations
                                           -     Property Auctions






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JONES LANG LASALLE - PAGE - 5:




                         DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                    2003
                              GEOGRAPHIC SPREAD
                              -----------------


                            Europe         --    42%
                            Americas       --    39%
                            Asia Pacific   --    19%



                        TOTAL REVENUE = $950 MILLION






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JONES LANG LASALLE - PAGE - 6:




                        REAL ESTATE MONEY MANAGEMENT

                       LaSalle Investment Management -
                        A Differentiator For Our Firm



      GROWTH STRATEGY

      . Capitalize on cross border capital flows and increasing investment allocations to real estate

      .     Leverage brand differentiation

            -     Investment performance

            -     Research driven investment advice

            -     Integrated global execution of investment opportunities

      .     Leverage the Jones Lang LaSalle platform for quick market entry

      . Accelerate investment delivery and market response with Firm capital

      .     Implement retail strategy


      EFFICIENCY STRATEGY

      .     Focus on large separate accounts for operating scale benefits

      . Emphasize annuity asset management fees enhanced by incentive fees






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JONES LANG LASALLE - PAGE - 7:




                        REAL ESTATE MONEY MANAGEMENT

             Revenue Mix Shifting to Annuity-Like Advisory Fees



--------------------------------------------------------------------------
                                                   Actual
                                                                      %
$MM                                            2003    2000 (1)    Change
--------------------------------------------------------------------------


Assets Under Management                      $23,200   $22,500        3%


Revenue:

  ----------------------------------------------------------------------
  Advisory Fees                                   93        59       58%

  Transaction and Incentive Fees/
    Equity Gains                                  20        45      (56%)
  ----------------------------------------------------------------------


Total Revenue                                    113       104        9%


Operating Income                                 $18       $24      (25%)



  (1) Excludes revenue and operating income of the divested LaSalle Hotel Properties group.






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JONES LANG LASALLE - PAGE - 8:




              REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

      Established Market Growth Businesses with Strong Cash Generation



      GROWTH STRATEGY

      .     Local leadership leveraging national and cross-border platforms

      . Client relationship managers delivering multiple services to repeat clients



      BUSINESS-SPECIFIC STRATEGIES


      .     CAPITAL MARKETS

            - Maintain leadership positions - UK & Continental Europe; Australia Retail; Hotels

            - Differentiate with Corporate Finance expertise - M&A; capital raise; structured finance


      .     AGENCY LEASING

            -     Maintain leading market positions - "stay strong"

            - Expand market coverage to leverage national and regional platforms (e.g. New York, Central Europe and North Asia)


      .     VALUATIONS AND CONSULTING

            - Strategic advice to capture early entry point for opportunities


      .     PROPERTY MANAGEMENT

            - Maximize client satisfaction and retention through differentiated service levels

            - Capitalize on economies of scale to reduce property operating costs

            -     Leverage SOX compliance






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JONES LANG LASALLE - PAGE - 9:




                        REAL ESTATE OCCUPIER SERVICES

           High Growth Potential Businesses with Annuity Revenues



      GROWTH STRATEGY

      .     Capitalize on corporate outsourcing and cost reduction trends


      .     Differentiate with integrated global capability

            . Consistent high-quality delivery of full range of services


      . Service clients with dedicated account management to maximize relationships to 3X+


      . Leverage 2002 and 2003 operating investments made to support offshore service migration - India and Mexico


      .     Support multinational corporate growth - China; Central &
            Eastern Europe


      EFFICIENCY STRATEGY

      .     Reach critical scale in Asia Pacific and Europe in 2005






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JONES LANG LASALLE - PAGE - 10:




                         DIVERSIFIED REVENUE SOURCES

                          2003 Business Unit Spread



[ Graphic  / Pie Charts indicating ]



                  REAL ESTATE OCCUPIER SERVICES

                        Facilities Management -- 7%
                        Project & Development Services -- 11%
                        Tenant Representation -- 10%


                  REAL ESTATE CAPITAL MARKETS -- 15%


                  REAL ESTATE INVESTOR SERVICES

                        Agency Leasing -- 18%
                        Property Management -- 17%
                        Valuations & Consulting -- 10%


                  REAL ESTATE MONEY MANAGEMENT -- 12%




TOTAL REVENUE = $950 MILLION                     ANNUITY-LIKE REVENUE
                                                 APPROACHING 50%






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JONES LANG LASALLE - PAGE - 11:




                 OUR CLIENT ROSTER IS IMPRESSIVE AND GROWING



A FEW EXAMPLES ...



      BANK OF AMERICA               DEUTSCHE BANK

      MICROSOFT                     P&G

      WHIRLPOOL                     MOTOROLA

      CalPERS                       DELPHI

      3M                            HSBC

      TAAssociates                  TIAA CREF

      GM                            THE OHIO STATE UNIVERSITY

      Cisco Systems                 DEPARTMENT OF THE ARMY -
                                      UNITED STATES OF AMERICA

      Scottish Widows               Merrill Lynch

      Skandia                       Hermes

      Deka






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JONES LANG LASALLE - PAGE - 12:




                           OUR CASH FLOW STRATEGY



      .     Primary cash uses:

            - Co-investment that provides growth opportunities for LaSalle Investment Management

            - Technology capital expenditure that keeps us on the leading edge for our clients

            -     Debt repayment

            -     Share repurchase



      . Achieved capital structure objective of 25% Debt to Total Book Capitalization



      .     Redeemed Euro Notes in June 2004

            - 2004 Interest Expense savings of approximately $5 million to $6 million ($0.11 to $0.13 per share) (1)

            -     Annualized Interest Expense savings of approximately
                  $9 million to $11 million ($0.20 to $0.25 per share) (1)



      . Positioned to have the ability to evaluate our use of cash in 2005 for purposes such as growth, stock repurchases and dividends


      (1) Interest expense savings dependent, in part, on prevailing interest rates and foreign exchange rates.






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JONES LANG LASALLE - PAGE - 13:




                    CAPITAL STRUCTURE - FINANCIAL IMPACT





[ bar chart indicating ($MM) - ]



12/31/1999
----------

Total - $323

Credit facilities and short term borrowings*  - $323




12/31/2003
----------

Total - $211

Credit facilities and short term borrowings* - $3

      -     9% - Called June 2004

Euro Notes - $208

      -     Net Debt $148




12/31/2004
----------

Credit facilities and short term borrowings - Projected:  $125

      -     LIBOR + 1.50%




  *  -  Interest Expense peaks at $27MM in 2000





CALLING EURO NOTES IN 2004 USING CREDIT FACILITIES, BASED ON CURRENT INTEREST RATES, SIGNIFICANTLY LOWERS INTEREST EXPENSE







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JONES LANG LASALLE - PAGE - 14:




                   THE LEADING REAL ESTATE SERVICES BRAND



            .     #1 Global Platform

                  -     Over 100 markets on five continents

                  -     Over 8,000 real estate professionals



            .     #1 Property Manager in the World

                  -     725 million s.f. under management



            .     One of the World's Largest and Most Diverse
                  Real Estate Investment Management Firms

                  -     $23.2 billion under management



            .     Leading Professional Project Management Business

                  -     800 dedicated professionals



            .     Leading Real Estate Research Capability

                  -     150 dedicated professionals






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JONES LANG LASALLE - PAGE - 15




                    APPENDIX 1 - BUSINESS UNIT STATISTICS






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JONES LANG LASALLE - PAGE - 16




                        REAL ESTATE MONEY MANAGEMENT

        LaSalle Investment Management - A Differentiator For Our Firm



---------------------------------------------------------------------------
DESCRIPTION              2003 STATISTICS        TYPICAL FEE STRUCTURE
---------------------------------------------------------------------------

SEPARATE ACCOUNT        . $16.6 billion   . Advisory fees  . Incentive fees
MANAGEMENT                of assets
(Firm's co-investment     under manage-   . Transaction    . Equity earnings
 = $15.5MM)               ment              fees

---------------------------------------------------------------------------

FUND MANAGEMENT         . $2.9 billion    . Advisory fees  . Equity earnings
(Firm's co-investment     of assets
 - $55.7MM)               under manage-   . Incentive fees
                          ment

---------------------------------------------------------------------------

PUBLIC EQUITY           . $3.7 billion    . Advisory fees
(Firm's co-investment     of assets
 - $0.1MM)                under manage-
                          ment

---------------------------------------------------------------------------



      --------------------------------------------------------------
                                               ASSETS
                                               UNDER
      PRODUCT                                MANAGEMENT         %
      --------------------------------------------------------------

      European private equity                    $11.6       50.0%

      North American private equity              $ 7.3       31.5%

      Asia Pacific private equity                $ 0.6        2.6%
      --------------------------------------------------------------

      TOTAL PRIVATE EQUITY                       $19.5       84.1%
      --------------------------------------------------------------

      European public equity                     $ 0.5        2.1%

      North American public equity               $ 3.2       13.8%
      --------------------------------------------------------------

      TOTAL PUBLIC EQUITY                        $ 3.7       15.9%
      --------------------------------------------------------------

      TOTAL                                      $23.2        100%
      --------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 17:




              REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

      Established Market Growth Businesses with Strong Cash Generation



-------------------------------------------------------------------------
BUSINESS UNIT               2003 STATISTICS      TYPICAL FEE STRUCTURE
-------------------------------------------------------------------------

INVESTOR SERVICES

  Property Management     .  502 million s.f.    .  Annuity type manage-
                             (2002: 530 million     ment fees paid
                             s.f.)                  monthly or quarterly

-------------------------------------------------------------------------

  Agency Leasing          .  8,000 transactions  .  Income sourced
                             63 million s.f.        from Property
                             (2002: 7,900           Management and
                             transactions and       Investment
                             76 million s.f.)       Management

-------------------------------------------------------------------------

  Valuation &
    Consulting            .  26,600 valuations   .  Regular repeat
                             (2002: 25,100)         valuation fees
                                                    tied to asset value

                                                 .  Consulting fixed
                                                    fee or hourly rates


-------------------------------------------------------------------------


CAPITAL MARKETS           .  1,250 transactions  .  One-time transaction
                             $18 billion of         fees, but repeat
                             value                  client business
                             (2002: 1,470 trans-
                             actions and $18
                             billion of value)

-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 18:




                        REAL ESTATE OCCUPIER SERVICES

           High Growth Potential businesses with Annuity Revenues



-------------------------------------------------------------------------
BUSINESS UNIT               2003 STATISTICS      TYPICAL FEE STRUCTURE
-------------------------------------------------------------------------

Tenant Representation     .  2,850 transactions  .  Contractual income
                             49 million s.f.        from strategic
                             (2002: 3,300           alliances
                             transactions and
                             40 million s.f.)

-------------------------------------------------------------------------

Facilities Management     .  223 million s.f.    .  Management fees
                             (2002: 205 million     paid quarterly
                             s.f.)

-------------------------------------------------------------------------

Project & Development                            .  Percentage of
  Services                                          construction costs

-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 19




                       APPENDIX 2 - SUPERIOR CASH FLOW






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JONES LANG LASALLE - PAGE - 20




                             SUPERIOR CASH FLOW



--------------------------------------------------------------------------
                                                   Actual        $ Change
$MM                                                                Prior
(except per share data)                        2003      2002      Year
--------------------------------------------------------------------------

EBITDA                                          $ 99     $  91     $   8

Less:  Interest Expense                          (18)      (17)       (1)

Less:  Income Taxes                               (8)      (11)        3

Plus:  Working capital & non-cash expenses        37         5        32

NET CASH FROM OPERATIONS                       $ 110     $  68     $  42



PRIMARY USES OF CASH
--------------------

Co-Investment                                  $  (4)    $   9     $  13

Capital Expenses                                  20        20       --

Net Debt Repayment                                88        34       (54)

Share Repurchase                                   8         5        (3)

Other                                             (2)      --          2

TOTAL                                          $ 110     $  68     $  42



--------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 21




          APPENDIX 3 - GAAP AND NON-GAAP RESULTS AND RECONCILIATION






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JONES LANG LASALLE - PAGE - 22




             CALCULATION OF EBITDA AND FREE CASH FLOW PER SHARE



--------------------------------------------------------------------------
                                                             Actual

$MM                                                      2003      2002
--------------------------------------------------------------------------

OPERATING INCOME                                         $  62     $  55

Plus:  Depreciation & Amortization                          37        37

Less:  Minority Interests in EBITDA                        --         (1)


EBITDA                                                   $  99     $  91

Less:  Interest Expense                                    (18)      (17)

Less:  Income Taxes                                         (8)      (11)

Plus:  Working capital & non-cash expenses                  37         5

NET CASH FROM OPERATIONS                                 $ 110     $  68

Less:  Capital Expenditures                                (20)      (20)

FREE CASH FLOW                                           $  90     $  48

FREE CASH FLOW PER SHARE                                 $2.80     $1.50


--------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 23




             EXPLANATION OF EBITDA, FREE CASH FLOW AND NET DEBT



      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization and excludes Minority Interests in EBITDA

      . Free Cash Flow represents Net Cash from Operations less Capital Expenditures

      .     Net Debt represents debt minus cash and cash equivalents

      . Management believes that EBITDA and Free Cash Flow are useful to investors as a measure of operating performance, cash generation and ability to service debt

      . Management believes that Net Debt is useful to investors as a measure of financial position

      . EBITDA, Free Cash Flow and Net Debt should not be considered alternatives to (i) net income (loss) (determined in accordance with GAAP), (ii) cash flows (determined in accordance with
            GAAP), or (iii) liquidity






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JONES LANG LASALLE - PAGE - 24:




[ JONES LANG LASALLE - LOGO ]



Some of the information contained herein is forward looking or time sensitive. Jones Lang LaSalle undertakes no obligation to update any of this information. Factors that could cause actual results to vary should be reviewed in reports filed with the Securities and Exchange Commission.